                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
         TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)        September 23, 1997
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                            TAMBORIL CIGAR COMPANY
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction  of incorporation)

        000-22573                                         65-0774638
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  (Commission File Number)                  (IRS Employer Identification No.)


    2600 S.W. 3rd Avenue, Miami, FL                                  33129
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(Address of Principal Executive Offices)                          (Zip Code)


                                   305-860-9887
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             (Registrant's telephone number, including area code)


                                      N/A
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        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

     On September 22, 1997, Tamboril Cigar Company (the Purchase "Company") entered into a Convertible Debenture and Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") among the Company, Infinity Emerging Opportunities Limited, Summit Capital Limited and Glacier Capital Limited (each of these a "Purchaser" and, collectively, the "Purchasers") pursuant to which the Company agreed to sell, and the Purchasers agreed to buy, up to an aggregate of $200,000 face amount of the Company's 8% Convertible Debentures (the "Debentures") and $5,800,000 stated amount of the Company's Series B Convertible Preferred Stock, all upon the terms and subject to the conditions contained in the Purchase Agreement.

     Pursuant to the Purchase Agreement, a First Tranche Closing was held on September 23, 1997 in which the Company sold $200,000 face amount of the Debentures and $2,800,000 stated amount of the Series B Preferred Stock. The Company also issued a total of 225,000 warrants to purchase shares of its Common Stock (the "Warrants") to the Purchasers (an aggregate of 105,000 warrants), the placement agent, Refco Securities, Inc. (75,000 warrants), and Brown Simpson, LLC (45,000 warrants). The Warrants are exercisable at any time up to the fifth anniversary of their issuance at an exercise price of $5.89 per share (125% of the average closing bid price of the Company's Common Stock on the five trading days immediately preceding the closing). The Debentures, the shares of Series B Preferred Stock and the Warrants are collectively sometimes referred to herein as the "Securities." The offer and sale of the Securities was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemptions from registration under Sections 4(2) and 4(6) of the Securities Act and Regulation D promulgated by the Securities and Exchange Commission (the "SEC") thereunder.

     After deduction of placement agent fees and legal fees, net proceeds to the Company were approximately $2,600,000. The Company intends to use the proceeds of these investments for expansion of its cigar manufacturing operations in the Dominican Republic, including completion of construction of the Company's second manufacturing facility in the town of Tamboril, purchases of tobacco for inventory, hiring of additional personnel (principally cigar rollers) and repayment of debt.

     The Debentures and the Series B Preferred Stock are convertible into shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), at prices based on the quoted market value per share of the Common Stock, subject to certain conditions set forth in the Purchase Agreement, the Debentures and the Certificate of Designation with respect to the Series B Preferred Stock. The Company is required to reserve for issuance, upon conversion of the Debentures and the Series B Preferred Stock and the exercise of the Warrants, such number of shares of its Common Stock as is equal to at least twice the number of shares of Common Stock issuable at any time in connection with the conversion of the Debentures and the Series B Preferred Stock and the exercise of the Warrants. Accordingly, the Company has reserved 2,000,000 shares of Common Stock.

     Pursuant to a Registration Rights Agreement executed and delivered in connection with the Purchase Agreement, the Company has agreed to file a registration statement under the Securities Act (the "Registration Statement") with the SEC within 20 days from the First Tranche Closing Date with respect to the Common Stock underlying the Debentures, the Series B Preferred Stock and the Warrants and to use its best efforts to ensure that the Registration Statement becomes effective within 90 days from the First Tranche Closing Date. The Company also intends to file an application for listing of the Common Stock for trading on the Nasdaq Small Cap Stock Market prior to the effectiveness of the Registration Statement.

     Subject to meeting certain conditions set forth in the Purchase Agreement and associated documentation, which conditions principally involve the effectiveness of the Registration Statement and the Nasdaq listing and the trading levels and prices of the Common Stock, the Company has the option to require the Purchasers to purchase up to an additional $3,000,000 stated amount of Series B Preferred Stock in two tranches of $1,500,000 each on a date from 180 to 210 days following the First Tranche Closing Date (the "Second Tranche Closing Date") and a date from 180 to 210 days following the Second Tranche Closing Date (the "Third Tranche Closing Date"). Pursuant to the Purchase Agreement, the Purchasers have a right of first refusal to participate in any equity financings and certain debt financings, if any, proposed by the Company for a period of 12 months from the First Tranche Closing Date. The Company plans to continue to evaluate the financing options available to it in the equity and debt markets and to meet its future financing needs from the most advantageous sources and upon the most advantageous terms as become available to it from time to time. There can, of course, be no assurance that the Company will be able to satisfy the conditions for its ability to exercise the options to require the Purchasers to purchase the Second Tranche Shares or the Third Tranche Shares of Series B Preferred Stock or that the Company will have access to needed capital in the future on advantageous terms or at all.

     The terms of the Series B Preferred Stock, the Debentures and the Warrants are set forth in full in the Exhibits to this Current Report on Form 8-K. In connection with the authorization of the Series B Preferred Stock and the transactions under the Purchase Agreement, the Company cancelled its previously authorized Series A Preferred Stock, of which no shares were ever issued.

     The Company manufactures premium, hand-rolled cigars in the Dominican Republic through its subsidiary, Tabacalera Tamboril, S.A. The cigars are then sold in the United States by the Company's subsidiary, Tamboril Cigar International, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following Exhibits are included in this Current Report on Form 8-K:
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EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT

4.1 Convertible Debenture and Convertible Preferred Stock Purchase Agreement dated as of September 22, 1997 among Tamboril Cigar Company, Infinity Emerging Opportunities Limited, Summit Capital Limited and Glacier Capital Limited, together with all Schedules and Exhibits thereto (the "Purchase Agreement").

4.2 Form of 8% Convertible Debenture (included as Exhibit A to the Purchase Agreement)

4.3 Certificate of Designation of the Company's Series B Preferred Stock (included as Exhibit D to the Purchase Agreement)

4.4                 Form of Warrant Certificate (included as Exhibit E to the
                    Purchase Agreement)

4.5 Registration Rights Agreement dated as of September 22, 1997 among the Company, the Purchasers and the Placement Agents (included as Exhibit C to the Purchase Agreement)


99                  Press release dated October 1, 1997.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      TAMBORIL CIGAR COMPANY
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                                                      (Registrant)

Date:  October 1, 1997                               By: /s/ Anthony Markofsky
                                                         ----------------------
                                                             Anthony Markofsky